(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. Approximately 68% of the mortgage loans, as measured versus the compliance sample only, are secured by single family detached residences. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	1,207 mortgage loans
▪	“Data Integrity Review”:	1,207 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	104 mortgage loans
▪	“Post-Acquisition Collection Comment Review”:	78 mortgage loans
▪	“For Securitization Collection Comment Review”:	606 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	1,096 mortgage loans*
▪	“Post-Acquisition Payment History Review”:	83 mortgage loans*
▪	“For Securitization Payment History Review”:	491 mortgage loans
▪	“Tax and Title Review”:	736 mortgage loans
▪	“BPO Reconciliation Review”:	671 mortgage loans

*7 mortgage loans appear in both the Pre-Acquisition and Post-Acquisition Payment History populations

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) as defined below:
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned and Re-Performing Loan Criteria, May 2016
Kroll Bond Rating Agency, Inc.	Residential Mortgage; Loan Review Process, January 09, 2012
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business
Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012

Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Methodology For Seasoned Loans In; U.S. RMBS Transactions, April 30, 2010

(4) Quality or integrity of information or data about the assets: review and methodology.

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AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,143 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):

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i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly

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designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (64 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	Rescission (§1026.23):
i)	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;
b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

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e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction. In addition to data integrity reviewed as part of the Compliance Review, three mortgage loans were reviewed for data only by AMC.

Pre-Acquisition Collection Comment Review
AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review
Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current

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performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

For Securitization Collection Comment Review
AMC performed a review following acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 24, 25, and 36 month look back for each mortgage loan within the payment history population.

Post-Acquisition Payment History Review
Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12, 24, 36, and 37 month look back for each mortgage loan within the payment history population.

For Securitization Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 6, 12, or 24 month look back for each mortgage loan within the payment history random sample population.

SAFE ACT Review
For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review
As requested by the Client, the title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data contained mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

BPO Reconciliation Review
AMC performed a review on the provided BPO Reports and BPO Excel Summary. The BPO reports were compared to the original appraisal and notes in the origination file to verify that the properties were a match. The BPO Reports were also compared to the BPO Excel summary to verify that the individual reports matched the bulk data.

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Item 5. Summary of findings and conclusions of review
There were 1,207 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 819 (67.85%) of the mortgage loans had exceptions; however, only 108 (8.93%) of the mortgage loans had exceptions that triggered a C or D rating under Fitch’s rating criteria. Of the 1,207 mortgage loans, 940 were reviewed by AMCD and 267 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (FITCH GRADING CRITERIA; 1,207 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. The grades below reflect Fitch Ratings, Inc. rating methodology.

AMC Consolidated
Compliance: Event Level	Loan Count	% of Loans
A	388	32.09%
B	711	58.97%
C	74	6.12%
D	34	2.81%
Total	1,207	100.00%

AMC Diligence, LLC (940 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	367	39.04%
B	515	54.79%
C	25	2.66%
D	33	3.51%
Total	940	100.00%

JCIII & Associates, LLC (267 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	21	7.81%
B	196	73.61%
C	49	18.22%
D	1	0.37%
Total	267	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (1,207 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII at the time of initial review. Some mortgage loans may have multiple data discrepancies.

The large differences in Maturity Date, Original Term, Note Date, Original Interest Rate, and Amortization Type can likely be attributed to a comparison of the origination data gathered by AMC to data that is reflective of the modification in some fields on the tape. This is a common discrepancy found in the data tapes provided on modified mortgage loans. The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

AMC Diligence, LLC (940 Mortgage Loans)
Field	Loan Count	% of Loans
Maturity Date	140	14.89%
Original Term	125	13.30%
Note Date	43	4.57%
Original Interest Rate	29	3.09%
Representative FICO	29	3.09%
Amortization Type	28	2.98%
Refi Purpose	26	2.77%
Street	10	1.06%
First Payment Date	9	0.96%
Property Type	8	0.85%
Borrower Full Name	7	0.74%
Borrower SSN	7	0.74%
Appraised Value	6	0.64%
Original CLTV	4	0.43%
Original P&I	4	0.43%
Total Debt Ratio	4	0.43%
Mod Original Term	3	0.32%
Original LTV	3	0.32%
Purpose	3	0.32%
Coborrower Full Name	2	0.21%
Contract Sales Price	2	0.21%
DTI	2	0.21%
Interest Rate Life Cap	2	0.21%
Zip	2	0.21%
Borrower First Name	1	0.11%
Borrower Last Name	1	0.11%
Coborrower SSN	1	0.11%
Interest Rate Life Floor	1	0.11%

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Field	Loan Count	% of Loans
Interest Rate Life Min	1	0.11%
Total	503

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JCIII & Associates, LLC (267 Mortgage Loans)
Field	Loan Count	% of Loans
Borrower #1 FICO/Experian	101	37.83%
Debt (Back) Ratio	94	35.21%
Original P&I	48	17.98%
Property Type	48	17.98%
LTV per 1)AUS; 2)Manual Approval; 3)1008	31	11.61%
Documentation Type	29	10.86%
Original Stated Rate	27	10.11%
Sales Price	26	9.74%
Address	23	8.61%
Purpose at origination	22	8.24%
Debt (Back) Ratio per 1)AUS; 2)Manual Approval; 3)1008	21	7.87%
Maximum Rate (Life Ceiling)	20	7.49%
LTV Comb per 1)AUS; 2)Manual Approval; 3)1008	16	5.99%
Margin	16	5.99%
Orig Appraised Value	15	5.62%
Total Monthly Income	14	5.24%
Application Date (From Initial Application)	12	4.49%
Rate Change Frequency	11	4.12%
Index	9	3.37%
Minimum Rate (Life Floor)	9	3.37%
Original Principal Balance	9	3.37%
Origination Date (Closing Date)	9	3.37%
Stated Maturity Date	9	3.37%
Original First Payment Date	8	3.00%
Rate Cap at First Adj (Up)	7	2.62%
Borrower #1 Self Employed?	6	2.25%
Calc'd Life Cap	6	2.25%
OrigDateMod1	6	2.25%
Origination Note Amort Type	6	2.25%
Borrower #1 First Name	5	1.87%
MI Required	5	1.87%
Periodic Rate Cap %	5	1.87%
Current Principal Balance	4	1.50%
MI Company	4	1.50%
First Time Buyer	3	1.12%
Next Due Date	3	1.12%
# of Units	2	0.75%
Amortizing Term	2	0.75%

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Field	Loan Count	% of Loans
Borrower #2 First Name	2	0.75%
First Rate Change Date	2	0.75%
Interest Only Period?	2	0.75%
Interest Only Term (Months)	2	0.75%
MI Percentage	2	0.75%
Next Rate Change Date	2	0.75%
Occupancy at origination	2	0.75%
Qualifying Score	2	0.75%
Borrower #2 Last Name	1	0.37%
HARP Loan?	1	0.37%
Last Full Payment Date	1	0.37%
Original Sales Price	1	0.37%
Original Term	1	0.37%
Total	712

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OTHER REVIEW RESULTS SUMMARY (1,207 Mortgage Loans)
Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review. The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed.

AMC Diligence, LLC (940 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Missing, Incorrect, or Incomplete HUD-1	34	3.62%
	TIL Finance Charge or APR Tolerance Non-Compliance	12	1.28%
	State Late Charge Percentage Violation	10	1.06%
	Missing, Incorrect, or Incomplete State Disclosure	5	0.53%
	TIL Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4	0.43%
	Missing, Incorrect, or Incomplete TIL	3	0.32%
	Missing, Incorrect, or Incomplete Initial 1003 or Missing Application Date	2	0.21%
	Missing, Incorrect, or Incomplete Note	2	0.21%
	Missing, Incorrect, or Incomplete Security Instrument	2	0.21%
	RESPA 2010 - Tolerance Issue	1	0.11%
Total		75

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JCIII & Associates, LLC (267 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review as performed by JCIII. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Total Loans
Compliance	Finance Charge Under-Disclosed >$35 for Refinance	39	14.61%
	State Late Charge Not Standard	25	9.36%
	Finance Charge Under-Disclosed >$100 for Purchase	14	5.24%
	Final TIL Date < 6 Days Prior to Origination Date (Non-IO Fixed)	7	2.62%
	TIL Incomplete	6	2.25%
	No tolerance fees increased at closing (Adjusted Origination Charges)	5	1.87%
	Rescission Period under 3 days	5	1.87%
	TIL Missing	5	1.87%
	No tolerance fees increased at closing (Credit or Charge for Interest Rate)	4	1.50%
	No tolerance fees increased at closing (Transfer Taxes)	4	1.50%
	APR Tolerance Under-Disclosed 0.125	3	1.12%
	HUD-1 Incomplete	3	1.12%
	Increase in 10% tolerance fees exceeds 10%	3	1.12%
	Initial GFE Missing	3	1.12%
	Initial TIL Missing	3	1.12%
	ROR Incorrect Form - Lender to Lender Not On H9/G9	3	1.12%
	Change date(s) in TIL rate/payment disclosure inaccurate	2	0.75%
	Payment value(s) in TIL Rate/Payment Disclosure inaccurate	2	0.75%
	ROR Incomplete	2	0.75%
	ROR Violation Funding date is prior to or equals the ROR End Date	2	0.75%
	APR Tolerance Under-Disclosed 0.25	1	0.37%
	Federal Higher-Priced Mortgage Loan	1	0.37%
	GFE2 Reason(s) for interest rate-related revision(s) not documented	1	0.37%
	GFE2 Reason(s) for settlement charge revision(s) not documented	1	0.37%
	GFE3 Reason(s) for interest rate-related revision(s) not documented	1	0.37%
	Home Loan Provision Exception	1	0.37%
	HUD-1 Missing	1	0.37%
	No tolerance fees increased at closing (Origination Charge)	1	0.37%
	Note P&I Does Not Equal Final TIL P&I	1	0.37%
	Power of Attorney Missing	1	0.37%
	ROR Missing	1	0.37%
	State Grace Period Below Minimum	1	0.37%
Total		152

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PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (104 Mortgage Loans)

AMC Consolidated
All  mortgage loans subject to the Pre-Acquisition Collection Comment Review had a complete collection comment history. With respect to the 7 mortgage loans graded an EV3, five (5) were currently delinquent at the time of the review and two (2) showed a cease and desist request received from the mortgagor or a third party. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	91	87.50%
2	6	5.77%
3	7	6.73%
Total	104	100.00%

AMC Diligence, LLC Review (19 Mortgage Loans)
All mortgage loans subject to the Pre-Acquisition Collection Comment Review had complete comment histories. No material issues were identified on the mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	15	78.95%
2	4	21.05%
Total	19	100.00%

JCIII & Associates, LLC Review (85 Mortgage Loans)
All 111 mortgage loans subject to the Pre-Acquisition Collection Comment Review had a complete collection comment history. With respect to the 7 mortgage loans graded an EV3, five (5) were currently delinquent at the time of the review and two (2) showed a cease and desist request received from the mortgagor or a third party. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	76	89.41%
2	2	2.35%
3	7	8.24%
Total	85	100.00%

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POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (78 Mortgage Loans)

AMC Diligence, LLC Review (78 Mortgage Loans)
All but one of the mortgage loans subject to the Post-Acquisition Collection Comment Review, had a complete collection comment history. The one EV3 level exception was related to missing or incomplete collection comments for the applicable period of review. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	73	93.59%
2	4	5.13%
3	1	1.28%
Total	78	100.00%

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FOR SECURITIZATION COLLECTION COMMENT REVIEW SUMMARY (606 Mortgage Loans)

AMC Diligence, LLC Review (606 Mortgage Loans)
All of the 353 mortgage loans subject to the For Securitization Collection Comment Review had a complete collection comment history. The one EV3 level exception was related to evidence of property damage where a claims check had been remitted to the borrower but repairs had not started. No material issues were identified on the remaining mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
1	581	95.87%
2	24	3.96%
3	1	0.17%
Total	606	100.00%

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PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (1,096 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 1,096 mortgage loans of which 1,051 had complete pay history strings and 45 had incomplete pay history strings. Of these mortgage loans, 655 mortgage loans had no delinquencies within the lookback period and 441 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	655	59.76%
1 or more	441	40.24%
Total	1,096	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	23	2.10%
Twenty-Four (24) Months	773	70.53%
Twenty-Five (25) Months	1	0.09%
Thirty-Six (36) Months	299	27.28%
Total	1,096	100.00%

AMC Diligence, LLC Review (890 Mortgage Loans)
AMCD conducted a Pre-Acquisition Payment History Review on 890 mortgage loans of which 862 had complete pay history strings and 28 had incomplete pay history strings. Of these mortgage loans, 504 mortgage loans had no delinquencies within the lookback period and 386 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	504	56.63%
1 or more	386	43.37%
Total	890	100.00%

Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	613	68.88%
Twenty-Five (25) Months	1	0.11%
Thirty-Six (36) Months	276	31.01%
Total	890	100.00%

JCIII & Associates, LLC Review (206 Mortgage Loans)
JCIII conducted a Pre-Acquisition Payment History Review on 206 mortgage loans of which 189 had complete pay history strings and seventeen (17) had incomplete pay history strings. Of these mortgage loans, 151 mortgage loans had no delinquencies within the lookback period and 55 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	151	73.30%
1 or more	55	26.70%
Total	206	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	23	11.16%
Twenty-Four (24) Months	160	77.70%
Thirty-Six (36) Months	23	11.16%
Total	206	100.00%

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POST ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (83 Mortgage Loans)
A 12, 24, 36, or 37-month Post-Acquisition Payment History Review was completed on 83 mortgage loans of which 65 had complete pay history strings and 18 had incomplete pay history strings. Of these mortgage loans, 29 mortgage loans had no delinquencies within the lookback period and 54 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	29	34.94%
1 or more	54	65.06%
Total	83	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	6	7.23%
Twenty-Four (24) Months	68	81.93%
Thirty-Six (36) Months	5	6.02%
Thirty-Seven (37) Months	4	4.82%
493	83	100.00%

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FOR SECURITIZATION PAYMENT HISTORY REVIEW SUMMARY (491 Mortgage Loans)
A 6, 12, or 24-month For Securitization Payment History Review was completed on 491 mortgage loans of which 312 had complete pay history strings and 179 had incomplete pay history strings. Of these mortgage loans, 320 mortgage loans had no delinquencies within the lookback period and 171 mortgage loans showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
0	320	65.17%
1 or more	171	34.83%
Total	491	100.00%

Lookback Period	Loan Count	% of Loans
Six (6) Months	73	14.871%
Twelve (12) Months	54	11.00%
Twenty-Four (24) Months	364	74.13%
493	491	100.00%

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TAX AND TITLE REVIEW SUMMARY (736 Mortgage Loans)

AMC Diligence, LLC Review
As part of the due diligence services, Client provided AMC with identifying data on 736 mortgage loans. There were 68 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 11 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. The remaining 57 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of these mortgage loans cited the encumbrance on schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 668 mortgage loans.

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BPO RECONCILIATION REVIEW SUMMARY (671 Mortgage Loans)
A BPO Reconciliation Review was completed on 671 BPO reports. There were no discrepancies found in the property addresses included in the BPO reports. Additionally, there were no discrepancies between the individual BPO reports and the BPO Excel Summary data. All BPO Reconciliation Reviews were performed by AMCD.

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ADDITIONAL SUMMARY (AMC Population of 940 Mortgage Loans) *
Purpose	Loan Count	% of Loans
Refinance Cash-out - Other	332	35.32%
Purchase	249	26.49%
Refinance Cash-out - Debt Consolidation	200	21.28%
Refinance Rate/Term	138	14.68%
Refinance Limited Cash-out GSE	8	0.85%
Refinance Cash-out - Home Improvement	6	0.64%
Construction-Permanent	5	0.53%
Refinance Streamlined	2	0.21%
Total	940	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	673	71.60%
PUD	102	10.85%
Condo (Low Rise)	53	5.64%
2 Family	29	3.09%
UTD	25	2.66%
PUD Attached	14	1.49%
Manufactured Housing	10	1.06%
Townhouse	8	0.85%
Condo (High Rise)	7	0.74%
3 Family	6	0.64%
Single Family Attached	6	0.64%
4 Family	4	0.43%
Co-op	2	0.21%
Mobile Home	1	0.11%
Total	940	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	939	99.89%
2	1	0.11%
Total	940	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	685	72.87%
Adjustable	255	27.13%
Total	940	100.00%

Term	Loan Count	% of Loans
360	836	88.94%
180	40	4.26%
240	26	2.77%
480	16	1.70%
84	8	0.85%
300	6	0.64%
336	2	0.21%

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Term	Loan Count	% of Loans
60	1	0.11%
120	1	0.11%
264	1	0.11%
324	1	0.11%
348	1	0.11%
351	1	0.11%
Total	940	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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ADDITIONAL SUMMARY (JCIII Population of 267 Mortgage Loans) *
Purpose	Loan Count	% of Loans
Purchase	124	46.44%
Rate/Term Refi	83	31.09%
Cashout Refi	57	21.35%
Construction To Perm	3	1.12%
Total	267	100.00%

Property Type	Loan Count	% of Loans
Single Family	145	54.31%
PUD Detached	38	14.23%
Co-op	23	8.61%
Low Rise Condo (<5 Floors)	23	8.61%
2 Family	15	5.62%
Manufactured (Double-Wide)	10	3.75%
High Rise Condo (>8 Floors)	4	1.50%
3 Family	3	1.12%
PUD Attached	3	1.12%
Single Family Attached	2	0.75%
Mid Rise Condo (6-7 Floors)	1	0.37%
Total	267	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	267	100.00%
Total	267	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	220	82.40%
ARM	47	17.60%
Total	267	100.00%

Term	Loan Count	% of Loans
360	249	93.26%
180	9	3.37%
300	4	1.50%
120	1	0.37%
144	1	0.37%
240	1	0.37%
288	1	0.37%
348	1	0.37%
Total	267	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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